Exhibit 4.3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY

OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (A “PLAN ASSET ENTITY”), A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA (A “GOVERNMENTAL PLAN”), A CHURCH PLAN AS DEFINED IN SECTION 3(33) OF ERISA THAT HAS NOT MADE AN ELECTION UNDER SECTION 410(D) OF THE CODE (A “CHURCH PLAN”), OR A NON-US PLAN THAT IS SUBJECT TO PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER SIMILAR LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

No. A-1    $64,800,000.00
6.50% Senior Notes due 2026
CUSIP No. 43785V AB8
ISIN No. US43785VAB80
HomeStreet, Inc., a Washington corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum of Sixty Four Million Eight Hundred Thousand U.S. Dollars on June 1, 2026.
Interest Payment Dates: June 1 and December 1.
Record Dates: May 15 and November 15.
Additional provisions of this Note are set forth on the other side of this Note.
HOMESTREET, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
certifies that this is one of the Notes
referred to in the Indenture.
By
Authorized Signatory
Dated:

[REVERSE SIDE OF INITIAL NOTE]
6.50% Senior Notes due 2026
Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture.

1.	Principal and Interest.
HomeStreet, Inc. (the “Company”) shall pay the principal of this Note on June 1, 2026.
The Company promises to pay interest and Additional Interest, if any, on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate set forth below (subject to adjustment as provided below).
Interest on the Notes shall accrue at the rate of 6.50% per annum and be payable in cash.
Interest, and Additional Interest, if any, shall be payable semi-annually (to the Holders of the Notes at the close of business on May 15 or November 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing December 1, 2016.
The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated May 20, 2016, among the Company and the Initial Purchaser named therein (the “Registration Rights Agreement”), including with respect to Additional Interest.
Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 20, 2016. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
The Company shall pay interest and Additional Interest, if any, on overdue principal at the rate equal to the then applicable interest rate on the Notes, and it shall pay interest on overdue installments of interest at the same rate, in any case to the extent lawful.

2.	Method of Payment.
The Company shall pay interest (except Defaulted Interest) on the principal amount of the Notes on each June 1 and December 1 to the Persons who are Holders (as reflected in the Note Register at the close of business on May 15 and November 15 immediately preceding the Interest Payment Date), in each case, even if the Note is transferred or exchanged after such Regular Record Date, except as provided in Section 306(b) with respect to Defaulted Interest; provided that, with respect to the payment of principal, the Company shall make payment to the Holder that surrenders this Note to any Paying Agent on or after June 1, 2026.
The Company shall pay principal (premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal (premium, if any) and interest by its check payable in such money. The Company may pay interest on the Notes by check mailed to the Holders at their respective addresses set forth in the Note Register; provided that all payments of principal, (premium, if any) and interest and with respect to Notes represented by one or more permanent Global Notes registered in the name of or held by the Depository or its nominee shall be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof. If a payment date is a date other than a Business Day, payment may be made on the next succeeding day that is a Business Day as if made on the date that the payment was due, and no interest shall accrue for the intervening period.

3.	Paying Agent and Note Registrar.
Initially, Wells Fargo Bank, National Association (the “Trustee”) shall act as Paying Agent and Note Registrar. The Company may change any Paying Agent or Note Registrar upon written notice thereto and without notice to the Holders. The Company may act as Paying Agent, Note Registrar or co-registrar.

4.	Indenture.
The Company issued the Notes under an Indenture dated as of May 20, 2016 (the “Indenture”) among the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.
The Notes are unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of the Notes. Subject to the conditions set forth in the Indenture, the Company may issue Additional Notes.

5.	Mandatory Redemption.
The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

6.	Optional Redemption.
At any time prior to March 1, 2026, the Company may redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice to the Holders, at a redemption price equal to the greater of (a) 100% of the aggregate principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus accrued and unpaid interest, and Additional Interest, if any, to the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date falling on or prior to such redemption date). Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of such Notes (or one or more Predecessor Notes) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of this Indenture. Any such redemption shall be effected in accordance with the terms and conditions set forth in this Indenture.
From and after March 1, 2026, the Company may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice to the Holders, at a redemption price equal to 100% of the principal amount of Notes redeemed plus accrued and unpaid interest, and Additional Interest, if any, thereon to, the Redemption Date, subject to the rights of Holders on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

7.	Denominations; Transfer; Exchange.
The Notes are in registered form without coupons in denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Note Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required, and without the prior written consent of the Company, the Note Registrar shall not be required, to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before provision of a notice of redemption of Notes and ending at the close of business on the day of such provision, (ii) selected for redemption in whole or in part and (iii) beginning at the opening of business on any record date and ending on the close of business on the related Interest Payment Date.

8.	Persons Deemed Owners.
A registered Holder may be treated as the owner of a Note for all purposes.

9.	Unclaimed Money.
Subject to applicable laws relating to abandoned property, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

10.	Defeasance Prior to Redemption or Maturity.
Subject to satisfaction of conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as shall be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be.

11.	Amendment; Supplement; Waiver.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver shall be binding upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Company and the Trustee, without notice to or consent of the Holders of the Notes, to enter into one or more indentures supplemental thereto for the purposes specified in the Indenture.

12.	Restrictive Covenants.
The Indenture contains certain covenants, including covenants with respect to the following matters: (i) liens; (ii) merger, consolidation or sale of all or substantially all assets; and (iii) dispositions of stock of a Principal Subsidiary Bank. Within 120 days (or the successor time period then in effect under the rules and regulations of the Exchange Act) after the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations.

13.	Successor Persons.
When a successor Person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor Person shall be released from those obligations, subject to certain exceptions and conditions.

14.	Remedies for Events of Default.
If an Event of Default with respect to the Notes occurs and is continuing, either the Trustee or the Holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the principal of all the Notes, and accrued and unpaid interest, if any, thereon, to be due and payable immediately. At any time after the Notes have been accelerated, but before a judgment or decree based on acceleration has been obtained, the Holders of a majority of the aggregate principal amount of outstanding Notes may, under certain circumstances provided in the Indenture, rescind and annul such acceleration.

15.	Trustee Dealings with Company.
The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee; provided, however, that, if it acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

16.	Authentication.
This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

17.	Abbreviations.
Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP and ISIN Numbers.
Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.	Holders’ Compliance with the Registration Rights Agreement.
Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of May 20, 2016, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

20.	Governing Law.
THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to HomeStreet, Inc., 601 Union Street, Ste. 2000, Seattle, WA 98101, fax: 206-621-2584; Attention: Godfrey Evans.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY

OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
BY ITS ACQUISITION OF THIS SECURITY, THE HOLDER HEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (A “PLAN ASSET ENTITY”), A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA (A “GOVERNMENTAL PLAN”), A CHURCH PLAN AS DEFINED IN SECTION 3(33) OF ERISA THAT HAS NOT MADE AN ELECTION UNDER SECTION 410(D) OF THE CODE (A “CHURCH PLAN”), OR A NON-US PLAN THAT IS SUBJECT TO PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER SIMILAR LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (2) THE ACQUISITION, HOLDING AND DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

No. I-1    $200,000.00
6.50% Senior Notes due 2026
CUSIP No. 43785V AC6
ISIN No. US43785VAC63
HomeStreet, Inc., a Washington corporation, promises to pay to CEDE & CO., or registered assigns, the principal sum of Two Hundred Thousand U.S. Dollars on June 1, 2026.
Interest Payment Dates: June 1 and December 1.
Record Dates: May 15 and November 15.
Additional provisions of this Note are set forth on the other side of this Note.
HOMESTREET, INC.

By:    ________________________________________________
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
certifies that this is one of the Notes
referred to in the Indenture.
By    ___________________________________
Authorized Signatory
Dated:

[REVERSE SIDE OF INITIAL NOTE]
6.50% Senior Notes due 2026
Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture.

1.	Principal and Interest.
HomeStreet, Inc. (the “Company”) shall pay the principal of this Note on June 1, 2026.
The Company promises to pay interest and Additional Interest, if any, on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate set forth below (subject to adjustment as provided below).
Interest on the Notes shall accrue at the rate of 6.50% per annum and be payable in cash.
Interest, and Additional Interest, if any, shall be payable semi-annually (to the Holders of the Notes at the close of business on May 15 or November 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing December 1, 2016.
The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated May 20, 2016, among the Company and the Initial Purchaser named therein (the “Registration Rights Agreement”), including with respect to Additional Interest.
Interest on this Note shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 20, 2016. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.
The Company shall pay interest and Additional Interest, if any, on overdue principal at the rate equal to the then applicable interest rate on the Notes, and it shall pay interest on overdue installments of interest at the same rate, in any case to the extent lawful.

2.	Method of Payment.
The Company shall pay interest (except Defaulted Interest) on the principal amount of the Notes on each June 1 and December 1 to the Persons who are Holders (as reflected in the Note Register at the close of business on May 15 and November 15 immediately preceding the Interest Payment Date), in each case, even if the Note is transferred or exchanged after such Regular Record Date, except as provided in Section 306(b) with respect to Defaulted Interest; provided that, with respect to the payment of principal, the Company shall make payment to the Holder that surrenders this Note to any Paying Agent on or after June 1, 2026.
The Company shall pay principal (premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal (premium, if any) and interest by its check payable in such money. The Company may pay interest on the Notes by check mailed to the Holders at their respective addresses set forth in the Note Register; provided that all payments of principal, (premium, if any) and interest and with respect to Notes represented by one or more permanent Global Notes registered in the name of or held by the Depository or its nominee shall be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof. If a payment date is a date other than a Business Day, payment may be made on the next succeeding day that is a Business Day as if made on the date that the payment was due, and no interest shall accrue for the intervening period.

3.	Paying Agent and Note Registrar.
Initially, Wells Fargo Bank, National Association (the “Trustee”) shall act as Paying Agent and Note Registrar. The Company may change any Paying Agent or Note Registrar upon written notice thereto and without notice to the Holders. The Company may act as Paying Agent, Note Registrar or co-registrar.

4.	Indenture.
The Company issued the Notes under an Indenture dated as of May 20, 2016 (the “Indenture”) among the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.
The Notes are unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of the Notes. Subject to the conditions set forth in the Indenture, the Company may issue Additional Notes.

5.	Mandatory Redemption.
The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

6.	Optional Redemption.
At any time prior to March 1, 2026, the Company may redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice to the Holders, at a redemption price equal to the greater of (a) 100% of the aggregate principal amount of the Notes to be redeemed and (b) the sum of the present values of the remaining scheduled payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus accrued and unpaid interest, and Additional Interest, if any, to the redemption date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date falling on or prior to such redemption date). Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of such Notes (or one or more Predecessor Notes) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of this Indenture. Any such redemption shall be effected in accordance with the terms and conditions set forth in this Indenture.
From and after March 1, 2026, the Company may redeem the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice to the Holders, at a redemption price equal to 100% of the principal amount of Notes redeemed plus accrued and unpaid interest, and Additional Interest, if any, thereon to, the Redemption Date, subject to the rights of Holders on the relevant Record Date to receive interest due on the relevant Interest Payment Date.

7.	Denominations; Transfer; Exchange.
The Notes are in registered form without coupons in denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Note Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company shall not be required, and without the prior written consent of the Company, the Note Registrar shall not be required, to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before provision of a notice of redemption of Notes and ending at the close of business on the day of such provision, (ii) selected for redemption in whole or in part and (iii) beginning at the opening of business on any record date and ending on the close of business on the related Interest Payment Date.

8.	Persons Deemed Owners.
A registered Holder may be treated as the owner of a Note for all purposes.

9.	Unclaimed Money.
Subject to applicable laws relating to abandoned property, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

10.	Defeasance Prior to Redemption or Maturity.
Subject to satisfaction of conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as shall be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be.

11.	Amendment; Supplement; Waiver.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver shall be binding upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Company and the Trustee, without notice to or consent of the Holders of the Notes, to enter into one or more indentures supplemental thereto for the purposes specified in the Indenture.

12.	Restrictive Covenants.
The Indenture contains certain covenants, including covenants with respect to the following matters: (i) liens; (ii) merger, consolidation or sale of all or substantially all assets; and (iii) dispositions of stock of a Principal Subsidiary Bank. Within 120 days (or the successor time period then in effect under the rules and regulations of the Exchange Act) after the end of each fiscal year, the Company must report to the Trustee on compliance with such limitations.

13.	Successor Persons.
When a successor Person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor Person shall be released from those obligations, subject to certain exceptions and conditions.

14.	Remedies for Events of Default.
If an Event of Default with respect to the Notes occurs and is continuing, either the Trustee or the Holders of at least 25% of the aggregate principal amount of the outstanding Notes may declare the principal of all the Notes, and accrued and unpaid interest, if any, thereon, to be due and payable immediately. At any time after the Notes have been accelerated, but before a judgment or decree based on acceleration has been obtained, the Holders of a majority of the aggregate principal amount of outstanding Notes may, under certain circumstances provided in the Indenture, rescind and annul such acceleration.

15.	Trustee Dealings with Company.
The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee; provided, however, that, if it acquires any conflicting interest, it must eliminate such conflict within 90 days, apply to the SEC for permission to continue or resign.

16.	Authentication.
This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

17.	Abbreviations.
Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP and ISIN Numbers.
Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.	Holders’ Compliance with the Registration Rights Agreement.
Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of May 20, 2016, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

20.	Governing Law.
THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to HomeStreet, Inc., 601 Union Street, Ste. 2000, Seattle, WA 98101, fax: 206-621-2584; Attention: Godfrey Evans.